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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of report (Date of earliest event reported): May 3, 2006

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                        ADVANCED MARKETING SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                       0-16002                95-3768341
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

5880 Oberlin Drive, San Diego, California                            92121
 (Address of principal executive offices)                          (Zip Code)


                                 (858) 457-2500
               Registrant's telephone number, including area code

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     On May 3, 2006, Advanced Marketing Services, Inc., a Delaware corporation (the "Company"), announced the resignation of Bruce C. Myers as the Company's President and Chief Executive Officer and as a director of the Company. In connection with his resignation, Mr. Myers entered into a Resignation and General Release Agreement with the Company on May 4, 2006 (the "Agreement"). The Agreement provides that Mr. Myers' employment with the Company is terminated effective as of May 1, 2006, and that, subject to Mr. Myers' compliance with his obligations under the Agreement, Mr. Myers will receive nine months' base salary (less standard withholding and authorized deductions), one-third of which will be paid in a lump sum within seven days of the effectiveness of the Agreement and the remaining two-thirds of which will be paid out in normal payroll installments beginning with the first payroll period after payment of the lump sum. In addition, the Company will pay the premiums on Mr. Myers' benefits plans for a period of nine months, and will provide Mr. Myers with professional out placement services. The Agreement also contains a general release of claims against the Company by Mr. Myers.

     A copy of the Agreement is filed with this Current Report on Form 8-K as
Exhibit 10.1 and is incorporated herein by reference.

     A copy of the public announcement is filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

         (c)  Exhibits.

               10.1 Resignation and General Release Agreement between Advanced
                    Marketing Services, Inc., and Bruce C. Myers, executed as of May 4, 2006

               99.1 Public Announcement of Advanced Marketing Services, Inc.,
                    dated May 3, 2006




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 8, 2006                Advanced Marketing Services, Inc.


                                            /S/ Gary Lloyd
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                                              Gary Lloyd
                                      Executive Vice President,
                                      General Counsel & Secretary



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